SLM CORPORATION Q1 2013 Investor Presentation MAY 6, 2013 Exhibit 99.1

Forward-Looking Statements; Non-GAAP Financial Measures
The following information is current as of May 6, 2013 (unless otherwise noted) and should be read in connection with SLM Corporation’s Annual Report on Form 10-K for the year ended December 31, 2012
(the “2012 Form 10-K”), and subsequent reports filed with the Securities and Exchange Commission (the “SEC”). Definitions for capitalized terms in this presentation not defined herein can be found in the 2012
Form 10-K (filed with the SEC on February 26, 2013).
This Presentation contains forward-looking statements and information based on management’s current expectations as of the date of this presentation. Statements that are not historical facts, including statements about our opinions, beliefs or expectations and statements that assume or are dependent upon future events, are forward-looking statements. Forward-looking statements are subject to risks, uncertainties, assumptions and other factors that may cause actual results to be materially different from those reflected in such forward-looking statements. These factors include, among others, the risks and uncertainties set forth in Item 1A “Risk Factors” and elsewhere in the 2012 Form 10-K, the Company’s first quarter Form 10-Q and subsequent filings with the SEC; increases in financing costs; limits on liquidity;
increases in costs associated with compliance with laws and regulations; changes in accounting standards and the impact of related changes in significant accounting estimates; any adverse outcomes in any significant litigation to which we are a party; credit risk associated with our exposure to third parties, including counterparties to our derivative transactions; and changes in the terms of student loans and the educational credit marketplace (including changes resulting from new laws and the implementation of existing laws). We could also be affected by, among other things: changes in our funding costs and availability; reductions to our credit ratings or the credit ratings of the United States of America; failures of our operating systems or infrastructure, including those of third-party vendors; damage to our reputation;
failures to successfully implement cost-cutting and restructuring initiatives and adverse effects of such initiatives on our business; changes in the demand for educational financing or in financing preferences of lenders, educational institutions, students and their families; changes in law and regulations with respect to the student lending business and financial institutions generally; increased competition from banks and other consumer lenders; the creditworthiness of our customers; changes in the general interest rate environment, including the rate relationships among relevant money-market instruments and those of our earning assets versus our funding arrangements; changes in general economic conditions; our ability to successfully effectuate any acquisitions and other strategic initiatives; and changes in the demand for debt management services. The preparation of our consolidated financial statements also requires management to make certain estimates and assumptions including estimates and assumptions about future events.
These estimates or assumptions may prove to be incorrect. All forward-looking statements contained in this Presentation are qualified by these cautionary statements and are made only as of the date of this
Presentation. We do not undertake any obligation to update or revise these forward-looking statements to conform the statement to actual results or changes in our expectations.
The Company reports financial results on a GAAP basis and also provides certain core earnings performance measures. The difference between the Company’s core earnings and GAAP results for the periods presented were the unrealized, mark-to-market gains/losses on derivative contracts and the goodwill and acquired intangible asset amortization and impairment. These items are recognized in GAAP but not in core earnings results. The Company provides core earnings measures because this is what management uses when making management decisions regarding the Company’s performance and the allocation of corporate resources. The Company’s core earnings are not defined terms within GAAP and may not be comparable to similarly titled measures reported by other companies. For additional information, see
“Core Earnings — Definition and Limitations” in the Company’s first quarter Form 10-Q for a further discussion and a complete reconciliation between GAAP net income and core earnings.

SLM Corporation
SLM Corporation Overview Page 4
The U.S. Student Loan Market Page 11
Credit Quality Page 19
Servicing: A Competitive Advantage Page 28
Funding Diversity and Liquidity Page 32
Risk-Adjusted Capital Page 42
FFELP ABS Appendix Page 45
Private Education Loan ABS Appendix Page 50
SLM Appendix Page 71

4 SLM Corporation Overview

#1 saving, planning and paying for education
company with 40-years of leadership in the
education lending market
#1 servicer and collector of student loans in the
U.S. for FFELP
1
and Private Education Loans
Serving 25 million unique customers
$157 billion student loan portfolio, 76% of which
is insured or guaranteed
Fully independent private sector company with
scale and a broad franchise, traded on the
NASDAQ (ticker: SLM)
SLM Corporation
1
Federal Family Education Loan Program (“FFELP”).

6 A Brief Corporate History

Q1 13 “Core Earnings” Summary
*
($ millions, except per share amounts) Q1 13 Q4 12 Q1 12
EPS (Reported) $0.61 $0.55 $0.55
Net Income $283 $257 $284
Net Interest Income $675 $714 $732
Loan Loss Provision $241 $314 $253
Fee and Other Income - Excluding Debt Repurchase Gains $258 $201 $198
Debt Repurchase Gains $29 $43 $37
Operating Expenses $270 $252 $262
Average Student Loans $160,261 $164,800 $174,942
* For a GAAP to “Core Earnings” reconciliation, see slide 72

8 Consumer Lending Segment Earnings Detail – “Core Earnings” Basis (1) Includes non-GAAP adjustments of 0.03%, 0.05%, and 0.13%, respectively, related to the accounting for derivative instruments.

9 FFELP Loan Segment Earnings Detail – “Core Earnings” Basis (1) Includes non-GAAP adjustments of (0.40%), (0.37%), and (0.27) respectively, related to the accounting for derivative instruments.

Three Aspects of the SLM Business Model
– Largest originator of Private Education Loans
– Significant long term value
– High quality loan originations growing in double digits
– Growing net income
– Businesses include loan servicing and collections for Department of
Education, and 529 savings plan servicing
– ABS servicing cash flows are super senior
– Opportunities exist to expand services provided, including industry consolidation
– Efficient cost structure and top performer
– Existing portfolios generating substantial income and cash flow
– Residuals stable due to minimal credit and interest rate risk
– Actively seeking to acquire additional FFELP loan portfolios
Consumer Lending
Business Services
FFELP Loan Portfolio

11 The U.S. Student Loan Market

12 Favorable Student Loan Market Trends

13 College Grads Experience Lower Levels of Unemployment Source: U.S. Bureau of Labor Statistics as of 3/31/2013

Private Education Loans – High Quality Originations
Originations of $2.3 bn in 2010 had an average winning FICO of 739 and 89% were cosigned.
Originations of $2.7 bn in 2011 had an average winning FICO of 748 and 91% were cosigned.
Originations
of $3.3 bn in 2012 had an average winning FICO of 748 and 90% were cosigned.

Private Education Loan Portfolio Characteristics
– $37 billion portfolio
– 24% of SLM’s total student loan portfolio
– Approximately 66% of portfolio has a cosigner, typically a parent
– Loans originated since 2009 are approximately 90% cosigned with average FICO scores above 740
– Higher education loans typically non-dischargeable in bankruptcy
– Integrated underwriting, servicing and collections
SLM’s Private Education Loan Portfolio
As of March 31, 2013

Smart Option Student Loan product offers three repayment choices designed to help borrowers balance their goals and budget while in school
– Interest Only - Requires interest only payment during in-school period
– Fixed Repayment - Requires $25 monthly payments during in-school period
– Deferred Repayment – Allows the customer to defer payments while in-school
Variable and Fixed Interest Rate Options
Repayment term is driven by cumulative amount borrowed and grade level
Full communication with customers during in-school period
Full collection activities are employed at both the customer and cosigner level
All loans are certified by the school’s financial aid office to ensure that proceeds are used for education expenses
SLM’s Private Education Smart Option Student Loan Products

Private Education Loan products bridge the funding gap between the cost of a college education and funds available through U.S. Department of Education (ED) programs, grants, and other sources
Estimates for academic year 2011-12 project that 21 million students will enroll in higher education and incur costs of over $436 billion; $7 billion of which is funded by private education loans
Role of Private Education Loans
Cost of College (Based on a Four-Year Term)
Total Cost of Education (in billions)
2011/2012 Academic Year

2011-12 academic year market share approximately 47%
Private Education Loan Industry Originations
Source: Trends in Student Aid.©
2012 The College Board,. www.collegeboard.org,
industry data is preliminary. Based on current dollars. Data reported by academic year, SLM quarterly data converted to academic year basis.
Private Education Loan originations declined from their peak as a result of an increase in federal student loan limits, an overall increase in the use of federal student loans, an increase in federal grants, and tighter underwriting standards.

19 Credit Quality

Low Risk = Smart Option, Legacy Traditional Cosigned, and Law/MBA/MED/CT/Other
Moderate Risk = Legacy Traditional Non-Cosigned
Elevated Risk = Non-Traditional
Consumer Lending Segment – High Quality Portfolio

(1) All data as of Quarter Ended March 31, 2013. Annualized FFELP charge-offs as a percentage of average FFELP Loans. Annualized Private Education Loan charge-offs as a percentage of average Private Education Loans. Annualized total charge-offs as a percentage of average FFELP Loans and Private Education Loans.
(2) Percentages of total student loan portfolio based upon average portfolio balances.
SLM Loan Losses

22 Private Credit Default Performance The probability of default substantially diminishes as the number of payments and years of seasoning increases

(1) Charge-offs as a percentage of average loans in repayment annualized for the quarters presented
Q1 13 Q4 12 Q3 12 Q2 12 Q1 12
Charge-offs - Traditional Portfolio
(1) 2.5% 3.4% 2.6% 2.5% 2.3%
Charge-offs - Non-Traditional Portfolio
(1) 8.7% 13.2% 10.5% 9.8% 10.3%
Charge-offs - Total Portfolio
(1) 3.0% 4.2% 3.2% 3.1% 3.0%
90+ Day Delinq as a % of Repay - Traditional Portfolio 3.3% 3.9% 4.4% 3.7% 3.6%
90+ Day Delinq as a % of Repay - Non-Traditional Portfolio 11.2% 12.6% 14.6% 12.6% 12.5%
90+ Day Delinq as a % of Repay - Total Portfolio 3.9% 4.6% 5.3% 4.5% 4.4%
Forb as a % of Forb & Repay - Traditional Portfolio 3.2% 3.3% 3.1% 4.1% 4.1%
Forb as a % of Forb & Repay - Non-Traditional Portfolio 5.1% 5.1% 5.0% 6.4% 6.8%
Forb as a % of Forb & Repay - Total Portfolio 3.4% 3.5% 3.2% 4.3% 4.3%
Allowance as a % of Loans in Repay - Traditional Portfolio 5.7% 5.7% 5.8% 5.7% 5.8%
Allowance as a % of Loans in Repay - Non-Traditional Portfolio 21.0% 20.7% 21.5% 22.5% 22.8%
Allowance as a % of Loans in Repay - Total Portfolio 6.9% 6.9% 7.1% 7.1% 7.2%
Private Education Loan Portfolio Performance

24 (1) Charge-offs as a percentage of average loans in repayment annualized for the quarters presented Private Education Loan Portfolio Performance

(Dollars in millions)
March 31, 2013
Traditional Portfolio
Monthly Scheduled Payments Due
Not Yet in Repayment 5,959
Loans in Forbearance 502               7.8% 166               3.1% 134               2.4% 71                   1.6% 93                     1.1% 966               3.2%
Loans in Repayment- Current 5,191            80.8% 4,837            89.6% 5,033            91.3% 4,214            93.8% 7,797              95.5% 27,072          90.3%
Loans in Repayment- Delinq 31-60 days 198               3.1% 116               2.2% 111               2.0% 72                   1.6% 100                   1.2% 597               2.0%
Loans in Repayment- Delinq 61-90 days 147               2.3% 77                   1.4% 68                   1.2% 45                   1.0% 56                     0.7% 393               1.3%
Loans in Repayment- Delinq 90 + days 386               6.0% 201               3.7% 165               3.0% 92                   2.0% 116                   1.4% 960               3.2%
6,424 $         100% 5,397 $         100% 5,511 $         100% 4,494 $         100% 8,162 $           100% 29,988 $      100%
Charge-offs as a % of loans in repayment 6.1% 2.4% 1.8% 1.4% 0.9% 2.5%
Non-Traditional Portfolio
Monthly Scheduled Payments Due
Not Yet in Repayment 475
Loans in Forbearance 85                   11.1% 18                   4.7% 11                   2.9% 8                     2.4% 13                     1.8% 135               5.1%
Loans in Repayment- Current 454               59.5% 319               73.0% 312               78.5% 291               84.7% 621                   87.9% 1,997            75.5%
Loans in Repayment- Delinq 31-60 days 54                   7.1% 23                   5.2% 21                   5.3% 13                   3.9% 23                     3.2% 134               5.1%
Loans in Repayment- Delinq 61-90 days 42                   5.4% 18                   4.2% 14                   3.5% 9                     2.7% 15                     2.1% 98                  3.7%
Loans in Repayment- Delinq 90 + days 127               16.7% 59                   13.6% 39                   9.8% 23                   6.5% 34                     4.9% 282               10.7%
762 $            100% 437 $            100% 397 $            100% 344 $            100% 706 $              100% 2,646 $         100%
Charge-offs as a % of loans in repayment 16.8% 10.1% 6.3% 4.1% 3.0% 8.7%
Total Managed
Monthly Scheduled Payments Due
Not Yet in Repayment 6,434
Loans in Forbearance 587               8.2% 184               3.2% 145               2.5% 79                   1.6% 106                   1.2% 1,101            3.4%
Loans in Repayment- Current 5,645            78.6% 5,156            88.4% 5,345            90.5% 4,505            93.1% 8,418              94.9% 29,069          89.1%
Loans in Repayment- Delinq 31-60 days 252               3.5% 139               2.4% 132               2.2% 85                   1.8% 123                   1.4% 731               2.2%
Loans in Repayment- Delinq 61-90 days 189               2.6% 95                   1.6% 82                   1.4% 54                   1.1% 71                     0.8% 491               1.5%
Loans in Repayment- Delinq 90 + days 513               7.1% 260               4.5% 204               3.4% 115               2.4% 150                   1.7% 1,242            3.8%
7,186 $         100% 5,834 $         100% 5,908 $         100% 4,838 $         100% 8,868 $           100% 32,634 $      100%
Charge-offs as a % of loans in repayment 7.2% 3.0% 2.1% 1.6% 1.1% 3.0%
Total
Total Loans in Repayment or Forbearance
Loan Status 0-12 payments 13-24 payments 25-36 payments 37-48 payments More than 48 payments Total
Loan Status 0-12 payments 13-24 payments 25-36 payments 37-48 payments More than 48 payments
More than 48 payments Total
Total Loans in Repayment or Forbearance
Total Loans in Repayment or Forbearance
Loan Status
0-12 payments 13-24 payments 25-36 payments 37-48 payments
Loan Seasoning

(Dollars in millions)
December 31, 2012
Traditional Portfolio
Monthly Scheduled Payments Due
Loan Status 0-12 payments 13-24 payments 25-36 payments 37-48 payments More than 48 payments Total
Not Yet in Repayment 5,421
Loans in Forbearance 517              7.9% 173              3.1% 137              2.4% 74               1.7% 95               1.2% 996                3.3%
Loans in Repayment- Current 5,109          78.3% 5,042         88.8% 5,090         90.4% 4,114           92.9% 7,242         94.5% 26,597           88.9%
Loans in Repayment- Delinq 31-60 days 281             4.3% 160             2.8% 151               2.7% 98               2.2% 147             1.9% 837                 2.8%
Loans in Repayment- Delinq 61-90 days 137              2.1% 75                1.3% 67               1.2% 40               0.9% 56               0.7% 375                 1.3%
Loans in Repayment- Delinq 90 + days 484            7.4% 228            4.0% 184             3.3% 104             2.4% 121              1.6% 1,121                3.7%
Total Loans in Repayment or Forbearance 6,528 $ 100% 5,678 $  100% 5,629 $ 100% 4,430 $ 100% 7,661 $  100% 29,926 $  100%
Charge-offs as a % of loans in repayment 8.6% 3.1% 2.1% 1.5% 1.1% 3.4%
Non-Traditional Portfolio
Monthly Scheduled Payments Due
Loan Status 0-12 payments 13-24 payments 25-36 payments 37-48 payments More than 48 payments Total
Not Yet in Repayment 483
Loans in Forbearance 85               10.1% 21                4.7% 12                2.9% 9                 2.5% 13               2.0% 140                 5.1%
Loans in Repayment- Current 482            57.2% 324            70.6% 315              77.3% 289            82.7% 568            85.6% 1,978              72.6%
Loans in Repayment- Delinq 31-60 days 72               8.5% 29               6.4% 24               5.9% 18                5.1% 32              4.8% 175                  6.4%
Loans in Repayment- Delinq 61-90 days 48               5.7% 20               4.3% 14                3.3% 9                 2.6% 15                2.2% 106                 3.9%
Loans in Repayment- Delinq 90 + days 156              18.5% 65               14.1% 43               10.6% 25               7.1% 36              5.4% 325                 11.9%
Total Loans in Repayment or Forbearance 843 $    100% 459 $    100% 408 $    100% 350 $    100% 664 $    100% 2,724 $    100%
Charge-offs as a % of loans in repayment 26.6% 13.8% 8.1% 5.0% 3.7% 13.2%
Total
Monthly Scheduled Payments Due
Loan Status 0-12 payments 13-24 payments 25-36 payments 37-48 payments More than 48 payments Total
Not Yet in Repayment 5,904
Loans in Forbearance 602            8.2% 195              3.2% 149             2.5% 83               1.7% 107             1.3% 1,136               3.5%
Loans in Repayment- Current 5,591           75.9% 5,366         87.4% 5,405          89.5% 4,403         92.1% 7,810          93.8% 28,575            87.5%
Loans in Repayment- Delinq 31-60 days 353             4.8% 189             3.1% 175              2.9% 116              2.4% 179             2.1% 1,012               3.1%
Loans in Repayment- Delinq 61-90 days 185              2.5% 95               1.6% 81                1.3% 49               1.0% 71                0.9% 481                 1.5%
Loans in Repayment- Delinq 90 + days 640            8.7% 292            4.8% 227             3.8% 129             2.7% 158             1.9% 1,446              4.4%
Total Loans in Repayment or Forbearance 7,371 $  100% 6,137 $  100% 6,037 $ 100% 4,780 $ 100% 8,325 $ 100% 32,650 $  100%
Charge-offs as a % of loans in repayment 10.6% 3.8% 2.5% 1.8% 1.3% 4.2%
Loan Seasoning

(Dollars in millions)
March 31, 2012
Traditional Portfolio
Monthly Scheduled Payments Due
Not Yet in Repayment 6,268
Loans in Forbearance 758               9.9% 174               2.8% 116               2.2% 57                   1.6% 74                     1.2% 1,178            4.1%
Loans in Repayment- Current 5,942            77.4% 5,566            90.1% 4,862            91.6% 3,357            93.8% 5,742              95.3% 25,468          88.5%
Loans in Repayment- Delinq 31-60 days 295               3.8% 141               2.3% 115               2.2% 60                   1.7% 80                     1.3% 690               2.4%
Loans in Repayment- Delinq 61-90 days 199               2.6% 87                   1.4% 65                   1.2% 32                   0.9% 41                     0.7% 424               1.5%
Loans in Repayment- Delinq 90 + days 487               6.3% 207               3.4% 148               2.8% 73                   2.0% 89                     1.5% 1,003            3.5%
7,681 $         100% 6,175 $         100% 5,306 $         100% 3,579 $         100% 6,026 $           100% 28,764 $      100%
Charge-offs as a % of loans in repayment 4.6% 2.0% 1.4% 1.2% 1.0% 2.3%
Non-Traditional Portfolio
Monthly Scheduled Payments Due
Not Yet in Repayment 649
Loans in Forbearance 134               12.8% 24                   4.7% 16                   3.6% 7                     2.3% 12                     2.1% 193               6.8%
Loans in Repayment- Current 587               55.9% 354               72.2% 342               79.3% 269               85.4% 478                   86.2% 2,030            71.5%
Loans in Repayment- Delinq 31-60 days 86                   8.2% 30                   6.2% 21                   4.9% 12                   3.7% 19                     3.4% 168               5.9%
Loans in Repayment- Delinq 61-90 days 66                   6.3% 20                   4.1% 14                   3.3% 7                     2.3% 13                     2.3% 120               4.2%
Loans in Repayment- Delinq 90 + days 176               16.7% 63                   12.8% 38                   8.9% 20                   6.3% 33                     6.0% 330               11.6%
1,049 $         100% 491 $            100% 431 $            100% 315 $            100% 555 $              100% 2,841 $         100%
Charge-offs as a % of loans in repayment 16.9% 10.5% 6.8% 4.4% 4.2% 10.3%
Total Managed
Monthly Scheduled Payments Due
Not Yet in Repayment 6,917
Loans in Forbearance 892               10.2% 198               3.0% 132               2.3% 64                   1.7% 86                     1.3% 1,372            4.3%
Loans in Repayment- Current 6,529            74.8% 5,920            88.8% 5,204            90.7% 3,626            93.1% 6,220              94.5% 27,499          87.0%
Loans in Repayment- Delinq 31-60 days 381               4.4% 171               2.6% 136               2.4% 72                   1.8% 99                     1.5% 859               2.7%
Loans in Repayment- Delinq 61-90 days 265               3.0% 107               1.6% 79                   1.4% 39                   1.0% 54                     0.8% 544               1.7%
Loans in Repayment- Delinq 90 + days 663               7.6% 270               4.0% 186               3.2% 93                   2.4% 122                   1.9% 1,334            4.2%
8,730 $         100% 6,666 $         100% 5,737 $         100% 3,894 $         100% 6,581 $           100% 31,608 $      100%
Charge-offs as a % of loans in repayment 6.0% 2.7% 1.8% 1.4% 1.3% 3.0%
More than 48 payments Total
Total Loans in Repayment or Forbearance
Total Loans in Repayment or Forbearance
Loan Status
0-12 payments 13-24 payments 25-36 payments 37-48 payments
Total
Total Loans in Repayment or Forbearance
Loan Status
0-12 payments 13-24 payments 25-36 payments 37-48 payments
More than 48 payments Total
Loan Status 0-12 payments 13-24 payments 25-36 payments 37-48 payments More than 48 payments
Loan Seasoning

28 Servicing: A Competitive Advantage

Revenue of $319 million in Q1 2013
Approximately 74% of revenue generated by services performed on FFELP Loans
ED servicing and collections businesses will grow organically with increase in federal
Direct Lending
Business Services Segment – “Core Earnings” Basis

Business Services Segment Earnings Detail – “Core Earnings” Basis
($ millions) Q1 13 Q4 12 Q1 12
Intercompany loan servicing $149 $158 $176
Third-party loan servicing $27 $24 $22
Guarantor servicing $10 $10 $11
Other servicing $26 $26 $27
Contingency revenue $99 $95 $90
Other Business Services revenue $8 $10 $8
Net Income $124 $134 $137

Operations locations
Corporate Headquarters
Fishers, IN
•Collections
•
Information Technology
•
Servicing
•
Fulfillment
•
Call Center
•
Sales
Reston, VA
•
Finance
•
Legal
•
Information Technology
New York State
Arcade, Perry,
Horseheads
•
Collections
Cincinnati, OH
(GRC)
•
Collections
Salt Lake City, UT
•
Sallie Mae Bank
Wilkes-Barre, PA
•
Servicing
•
Call Center
Newark, DE  Headquarters
•
Credit &Collections
•
Customer Resolution Srvcs
•
Servicing
•
Fraud
•
Business Development
Washington, DC
• Government  Relations
Moorestown, NJ
•
Collections
Newton, MA
• Upromise
• Business
Development
Kansas City, MO
• Upromise
• Campus Solutions
Muncie, IN
• Collections

32 Funding Diversity and Liquidity

Issued $2.5 billion of Private ABS
Issued $2.5 billion of FFELP ABS
Issued $1.5 billion of long-term unsecured debt
Sold residual interest in two FFELP securitization trusts totaling $5.8 billion of assets
Refinanced $787 million of FFELP reset rate notes to term
Returned nearly $200 million to shareholders through share repurchases
(1)
Repurchased $800 million of outstanding debt through tender offers
Maintained excess capital at Bank and SLM Corporation
2013 Capital Markets Summary
(1) As of March 31, 2013.

Non-Consolidation FFELP Non-Consolidation FFELP Consolidation FFELP
Issue $1,246M SLM Trust 2013-2 $1,249M SLM Trust 2013-1 $1,527M SLM Trust 2012-8
Pricing Date April 3, 2013 February 5, 2013 December 13, 2012
Collateral US Govt. Guaranteed or Insured
FFELP Stafford and Plus Loans
US Govt. Guaranteed or Insured
FFELP Stafford and Plus Loans
US Govt. Guaranteed or Insured
FFELP Consolidation Loans
Prepayment
Speed
(1)
6% Constant Prepayment Rate 6% Constant Prepayment Rate 4% Constant Prepayment Rate
Tranching
Moody’s Amt WAL
(1)
Pricing
(2)
A      Aaa     $1,211    4.4      L+45
B      Aa1          $35    8.8      L+210
Moody’s Amt WAL
(1)
Pricing
(2)
A-1   Aaa       $280    1.0      L+17
A-2   Aaa       $396    3.3      L+25
A-3   Aaa       $538    6.8      L+55
B        A1         $35    8.6      L+225
Moody’s Amt WAL
(1)
Pricing
(2)
A      Aaa     $1,485    7.8      L+90
B        A1          $43  17.4      L+360
Recent SLM FFELP ABS Transactions
(1) Estimated based on a variety of assumptions concerning loan repayment behavior, as more fully described in the related prospectus, which may be obtained at
http://www2.salliemae.com/investors/debtasset/slmsltrusts/. Actual average life may vary significantly from estimates.
(2) Pricing represents the yield to expected call.

Recent SLM Private Education Loan ABS Transactions
(1) Estimated based on a variety of assumptions concerning loan repayment behavior, as more fully described in the related prospectus, which may be obtained at
http://www2.salliemae.com/investors/debtasset/slmsltrusts/. Actual average life may vary significantly from estimates.
(2) Yield on fixed rate A-2 tranches were 2.11%, 1.78% and 2.10%, for 2013-B, 2013-A, and 2012-E, respectively. Yield on fixed rate B tranches were 3.48% and 3.69%, for
2013-B and 2013-A,, respectively.
Private Education Loans Private Education Loans Private Education Loans
Issue $1,135M SLM Trust 2013-B $1,108M SLM Trust 2013-A $976M SLM Trust 2012-E
Pricing Date April 25, 2013 February 27, 2013 October 11, 2012
Collateral Private Education Loans Private Education Loans Private Education Loans
Prepayment Speed
(1)
4% 4% 4%
Tranching
Moody’s Amt WAL (1) Pricing (2)
A-1     Aaa      $680   1.7      L+65
A-2A   Aaa      $245   4.8     s+ 105
A-2B   Aaa      $100   4.8     L+110
B         A          $110 6.0 s+260
Total             $1,135   3.1     L+120
Moody’s Amt WAL (1) Pricing (2)
A-1      Aaa      $690   1.8    L+60
A-2A   Aaa      $143   4.6     s+ 95
A-2B   Aaa      $143   4.6     L+105
B         A          $132 5.7 s+238
Total             $1,108   2.9     L+115
Moody’s Amt WAL (1) Pricing (2)
A-1     Aaa      $676   1.7    L+75
A-2A  Aaa      $100   4.5     s+ 140
A-2B  Aaa      $200 4.5 L+175
Total                $976   2.6     L+122

36 High Percentage of Student Loans Funded to Term * Dollars in billions; Gross loans; Numbers may not add due to rounding.

37 Note: Does not include Sallie Mae Bank or Subsidiary funding Total unsecured debt outstanding of $18.1 billion Unsecured Debt Maturities

Secured Cash Flow
Note: Totals may not add due to rounding
* Net residual represents excess distribution, net of payments on floor contracts and receipts from basis swaps
Q1 13 2012 2011 2010
Servicing (Cash Paid) $           129 $           526 $           563 $           533
Net Residual* (Excess Distributions)               152               628               715               746
Net Cash Flow               161               934               568            1,465
$           441 $        2,088 $        1,846 $        2,743
Servicing (Cash Paid) $             49 $           181 $           189 $           179
Residual (Excess Distribution)                 28               103                 28                  8
Net Cash Flow                  3                 22                  2 -
$             80 $           306 $           219 $           187
$           521 $        2,394 $        2,065 $        2,930
Q1 13 2012 2011 2010
$     101,774 $     104,913 $     109,509 $       99,041
         14,195          22,271          29,466          38,767
$     115,969 $     127,184 $     138,975 $     137,808
$       26,077 $       25,111 $       25,619 $       25,854
           1,205            1,875               233 -
$       27,282 $       26,987 $       25,853 $       25,854
$     143,251 $     154,171 $     164,828 $     163,661
Total Private Credit
Total FFELP and Private Credit
Term FFELP
Other Secured FFELP
Total FFELP
Private Credit
Term Private Credit
Other Secured Financings
FFELP
FFELP
Term Securitized
Other Secured FFELP
Total FFELP
Private Credit
Term Securitized
Other Secured Financings
Total Private Credit
Total FFELP and Private Credit
Average Principal Balances
$ in Millions

Projected Cash Flows From FFELP Portfolio
*
Assumptions
No Floor Income,  CPR/CDR = Stafford & Plus (4.0%), Consolidation (3.0%)
Excludes assets and excess spread associated with FFELP Trust 2006-2
* These projections are based on internal estimates and assumptions and are subject to ongoing review and modification.  These projections may prove to be incorrect.
($ in Millions)
Total Cash Flows from Projected Excess Spread = $8.8 Billion
Total Cash Flows from Projected Servicing Revenues = $4.7 Billion as of  3/31/13 2013 2014 2015 2016 2017 2018 2019 2020
Projected FFELP Average Balance $111,462 $103,233 $93,609 $84,153 $75,164 $66,443 $58,342 $50,786
Projected Excess Spread $701 $866 $793 $727 $807 $733 $661 $586
Projected Servicing Revenue $466 $579 $527 $477 $426 $374 $325 $279
Projected Total Revenue $1,167 $1,445 $1,320 $1,204 $1,232 $1,107 $985 $865
2021 2022 2023 2024 2025 2026 2027 2028 - 2033
Projected FFELP Average Balance $43,800 $37,404 $31,931 $27,454 $23,245 $19,234 $15,441 $6,246
Projected Excess Spread $517 $449 $364 $306 $275 $238 $202 $536
Projected Servicing Revenue $237 $198 $165 $141 $120 $100 $82 $206
Projected Total Revenue $754 $647 $528 $447 $396 $338 $284 $742

Bank charter
– Utah based ILC regulated by FDIC and Utah Department of Financial Institutions (UDFI)
– Charter granted October 2005
Current bank activity
– Total assets of $9.4 billion at March 31, 2013
– Originates Sallie Mae’s Private Education Loans
– Funded through affiliate, brokered and direct retail deposits
– 14.8% Total Risk-based Capital at March 31, 2013
– Dividends of $120 million paid 2013 YTD
Deposit taking activities
– Deposits totaled $8.0 billion at March 31, 2013
• $5.1 billion Brokered Deposits
• $2.9 billion Direct Retail and other affiliate and non-affiliate Deposits
– Brokered Deposit term portfolio has a weighted average maturity of 21.1 months
– Total deposits increased by 29% over Q112 and 3% over Q412
Sallie Mae Bank

41 Sallie Mae Bank – Capital & Deposits *Primarily affiliate deposit accounts with no stated maturities

42 Risk-Adjusted Capital

Strong Capital Position
* “Tangible Economic Capital” and “Available Risk Capital” are non-GAAP financial measures. The reconciliation to GAAP capital is shown on this slide.
($ in Billions) Q1 13 Q4 12 Q1 12
Q1 13 Q4 12 Q3 12
GAAP Capital $5.2 $5.1 $5.0
Goodwill & Intangibles (0.4)            (0.4)         (0.5)
Derivative Mark-to-Market 1.0             1.1          1.1
Unamortized Premiums from Floors 0.5             0.6          0.7
Tangible Economic Capital $6.2 $6.2 $6.4
Private Loan Reserve 2.2             2.2          2.2
Available Risk Capital $8.4 $8.4 $8.6
Risk Assets (Before Loan Loss Reserves)
Private Credit $39.6 $39.1 $38.9
Other Risk Assets 1.0             1.0          1.1
Total Risk Assets $40.6 $40.1 $40.0
Capital to Risk Assets: 20.7% 21.0% 21.6%

Capital Allocation
SLM allocates capital internally based on the risk of the assets it supports
Assets
0.50%
12%
Capital
Allocation
0% - 15%*
Cash,
Investments,
Other Assets
10% of
Assets
Private
Education
Loans
22% of
Assets
FFELP
Loans
68% of
Assets
Based on Risk
*Other Assets includes a small amount of goodwill & intangible assets for which capital is allocated at 100%

45 FFELP ABS Appendix

Federal Student Loan Market
Outstanding Government Student Loan Market Distribution
FFYE 9/30/2012 ($ in billions)
Source:  Department of Education, U.S. Department of Education FY 2012 Agency Financial Report

Issue size of $0.5B to $1.5B
Tranches or pass-through denominated in
US$
AAA rated senior tranches make up to 97%
of issue structure
Floating rate tied to 1 mo. LIBOR
Amortizing tranches with 1 to 15(+) year
average lives
Master servicer is Sallie Mae, Inc.
Insurance or guarantee of underlying collateral
insulates bondholders from virtually any loss
of principal
(1)
Formerly a 20% risk-weighted asset, now a
<10% risk-weighted under Basel II’s IRB
methodology
Offer significantly higher yields than
government agency securities with
comparable risk profiles
Short (1-3 yrs), intermediate (3-7 yrs), long (7-
10 yrs) and very long (10-15+ yrs) term
tranches available at new issue and in
secondary
SLM FFELP ABS Issue Characteristics
(1) Principal and accrued interest on underlying FFELP loan collateral carry insurance or guarantee of 97%-100% dependent on origination year and on meeting the servicing requirements of the U.S. Department of Education.
Typical SLM FFELP ABS Transaction Features Unique Characteristics of FFELP Loan ABS

SLM Stafford/PLUS ABS Trusts
Annualized CPRs for SLM Stafford/PLUS ABS Trusts have decreased significantly as incentives for borrowers to consolidate have declined
After a temporary increase in mid 2012 due to the Special Direct Consolidation Loan program, CPRs decreased in the fourth quarter
* Average CPR is the simple (non-weighted) average of four Quarterly CPR calculations for each calendar year. Quarterly CPR assumes School and Grace loans are not scheduled to make payments. Deferment, Forbearance and Repayment loans are scheduled to make payments.
Prepayment Analysis

CPRs for SLM Consolidation ABS Trusts have declined significantly following legislation that prevented in-school and re-consolidation of borrowers’
loans
After a temporary increase in mid 2012 due to the Special Direct Consolidation Loan program, CPRs decreased in the fourth quarter
SLM Consolidation ABS Trusts
* Average CPR is the simple (non-weighted) average of four Quarterly CPR calculations for each calendar year. Quarterly CPR assumes School and Grace loans are not scheduled to make payments. Deferment, Forbearance and Repayment loans are scheduled to make payments.
Prepayment Analysis

50 Private Education Loan ABS Appendix

SLM Private Education Loan ABS Issuance Profile
Sallie Mae is among largest issuers of ABS globally, having issued close to $264 billion in Private and FFELP ABS transactions to date
Sallie Mae has been the market leader in Private Education Loans since the late ’80s, with expected originations of at least $4.0 billion in 2013
Prior to the financial crisis, Sallie Mae was a programmatic issuer of Private
Education Loan ABS
In 2011, Sallie Mae reestablished programmatic issuance of Private Education Loan
ABS
Executed 3 transactions in 2011 totaling $2.1 billion
Executed 5 transactions in 2012 totaling $4.2 billion
Executed 3 transactions in 2013 YTD totaling $2.5 billion

Issue size of $500M to $1.5B
Triple-A rated senior notes only; no
subordinate tranches
20-30% overcollateralization
Multiple tranches with 2, 5, and/or 7 yr
average lives
Fixed rate or floating rate tied to 1 month
LIBOR
Full-turbo structure
Collateralized by loans made to students
and parents to fund college tuition, room
and board
Underwritten using FICO, Custom
Scorecard & judgmental criteria w/risk-
based pricing
70(+)% with cosigners, typically a parent
Typically non-dischargeable in bankruptcy
Serviced exclusively by Sallie Mae
Recent SLM Private Education Loan ABS Characteristics
Recent SLM Private Loan ABS Structures
Collateral Characteristics

SLM Private Education Loan ABS Summary
(1) Smart Option loans considered as ‘in repayment’ if borrowers are making either interest only payments or principal and interest payments, regardless of whether the borrower is otherwise in school, grace, or deferment status.

54 Constraining rating agency AAA/Aaa gross default stress levels at issuance Source: Sallie Mae, Moody’s, Standard & Poor’s, Fitch.

Private Education ABS Trusts: Forbearance
Forbearance usage is typically highest when loans enter repayment, and declines as loans season
Use of forbearance as a collection tool peaked in early 2008; forbearance has since declined as a result of changes in SLM’s forbearance strategy

SLM Private Education ABS Trusts: 90+ Day Delinquencies
As expected, later stage delinquency has remained elevated in recent periods due to tightening of forbearance policy and the current economic environment
Increased emphasis on cash payment during delinquency means more borrowers remain in delinquency instead of receiving forbearance
Because they are paying, fewer delinquent borrowers are expected to default

SLM Private Education ABS Trusts: Annualized Gross Charge-offs
Charge-offs have declined steadily since late 2009, after an increase resulting from changes to forbearance policy and a weak economic environment
(1) For SLM Private Education Student Loan Trusts issued prior to 2005-B, the servicer has the option, but not the obligation, to repurchase loans that (i) become 180+ days delinquent and/or (ii) have a borrower who filed for bankruptcy or died. Prior to November 1, 2008, the servicer exercised this repurchase option and actual charge-offs in these trusts equalled zero.  Beginning November 1, 2008, the servicer ceased purchasing from the trust loans that are more than 180 days delinquent. For the purposes of comparison across all deals, this chart reflects trust charge-offs for SLM Private Education Student Loan Trusts issued prior to 2005-B as if the servicer had never exercised its repurchase option.

58 SLM Private Education Loan Gross Defaults

Recoveries
Recoveries are typically realized over many years as a result of the prevalent use of long-
term payment plans
While student loans are generally non-dischargeable in bankruptcy, the proceedings can postpone recoveries until after borrowers emerge from bankruptcy
In 2005, Sallie Mae changed its recovery practices
– The 2005 cohort had a recovery rate of 26% seven years after default
Recovery experience for more recent cohorts has varied based on economic conditions and the characteristics of defaulted loans
In Q3 2011, Sallie Mae provided additional provision for loan loss to provide for potential uncertainty regarding future recoveries due to continued high unemployment rates; the
27% life-of loan recovery expectation remains in place

SLM Private Education Loan ABS Trusts – Prepayment Analysis
Constant prepayment rates increased in 2007 due to the introduction of Private Education Consolidation loans, then declined following SLM’s decision to suspend its consolidation loan program in 2008

The following cohort default triangles provide loan performance information for certain Private Education Loans of
SLM Corporation and its consolidated subsidiaries that meet such subsidiaries’ current securitization criteria
(including those criteria listed below):
– Program types include Undergraduate/Graduate
(1)
, Direct-to-Consumer (“DTC”)
(2)
, Career Training
(3)
, Private
Consolidation Loans and Smart Option (interest only) loans
– FICO scores are based on the greater of the borrower and cosigner scores as of a date near the loan application and must be at least:
• Undergraduate/Graduate at not-for-profit schools:     640
• Undergraduate/Graduate at for-profit schools:     670
• DTC loans:    670
• Career Training loans:     670
• Private Consolidation loans:     640
– Excludes loans made at selected schools that have historically experienced higher rates of default
The cohort default triangles are not representative of the characteristics of the portfolio of Private Education Loans of SLM Corporation and its consolidated subsidiaries as a whole or any particular securitization trust
Cohort Default Triangles
(1) Undergraduate/Graduate loans marketed under the Signature Student Loan brand.
(2) Direct-to-Consumer Loans marketed under the Tuition Answer brand.
(3) Career Training loans provide eligible borrowers financing at technical, trade, K-12 or tutoring schools.

The cohort default triangles featured on subsequent slides are segmented by loan program type,
FICO score, cosigner status, and school type
Terms and calculations used in the cohort default triangles are defined below:
– Repayment Year – The calendar year loans entered repayment
– Disbursed Principal Entering Repayment – The amount of principal entering repayment in a given year, based on disbursed principal prior to any interest capitalization
– Years in Repayment – Measured in years between repayment start date and default date.
Zero represents defaults that occurred prior to the start of repayment.
– Periodic Defaults – Defaulted principal in each Year in Repayment as a percentage of the disbursed principal entering repayment in each Repayment Year
• Defaulted principal includes any interest capitalization that occurred prior to default
• Defaulted principal is not reduced by any amounts recovered after the loan defaulted
• Because the numerator includes capitalized interest while the denominator does not, default rates are higher than if the numerator and denominator both included capitalized interest
– Total – The sum of Periodic Defaults across Years in Repayment for each Repayment Year
Cohort Default Triangles

Cohort Default Triangles
Note: Data as of 3/31/13.
(1) Undergraduate/Graduate loans marketed under the Signature Student Loan brand.
(2) Periodic Defaults for the most recent two calendar Years in Repayment are for a partial year.
(3) Numerator is the amount of principal in each cohort that defaulted in each Year in Repayment.  Denominator is the amount of disbursed principal for that Repayment Year.
Undergraduate/Graduate
(1)

Undergraduate/Graduate
(1)
Without Co-signer
Undergraduate/Graduate
(1)
With Co-signer
Note: Data as of 3/31/13.
(1) Undergraduate/Graduate loans marketed under the Signature Student Loan brand.
(2) Periodic Defaults for the most recent two calendar Years in Repayment are for a partial year.
(3) Numerator is the amount of principal in each cohort that defaulted in each Year in Repayment.  Denominator is the amount of disbursed principal for that Repayment Year.
Cohort Default Triangles

Note: Data as of 3/31/13.
(1) Undergraduate/Graduate loans marketed under the Signature Student Loan brand.
(2) Periodic Defaults for the most recent two calendar Years in Repayment are for a partial year.
(3) Numerator is the amount of principal in each cohort that defaulted in each Year in Repayment.  Denominator is the amount of disbursed principal for that Repayment Year.
Undergraduate/Graduate
(1)
Non-Profit
Undergraduate/Graduate
(1)
For-Profit
Cohort Default Triangles

Undergraduate/Graduate
(1)
Loans, FICO 740-850
(2)
Undergraduate/Graduate
(1)
Loans, FICO 700-739
(2)
Note: Data as of 3/31/13.
(1) Undergraduate/Graduate loans marketed under the Signature Student Loan brand.
(2) FICO scores are based on the greater of the borrower and co-borrower scores as of a date near the loan application.
(3) Periodic Defaults for the most recent two calendar Years in Repayment are for a partial year.
(4) Numerator is the amount of principal in each cohort that defaulted in each Year in Repayment.  Denominator is the amount of disbursed principal for that Repayment Year.
Cohort Default Triangles

Note: Data as of 3/31/13.
(1) Undergraduate/Graduate loans marketed under the Signature Student Loan brand.
(2) FICO scores are based on the greater of the borrower and co-borrower scores as of a date near the loan application.
(3) Periodic Defaults for the most recent two calendar Years in Repayment are for a partial year.
(4) Numerator is the amount of principal in each cohort that defaulted in each Year in Repayment.  Denominator is the amount of disbursed principal for that Repayment Year.
Undergraduate/Graduate
(1)
Loans, FICO 670-699
(2)
Undergraduate/Graduate
(1)
Loans, FICO 640-669
(2)
Cohort Default Triangles

Private Consolidation Loans Without Co-signer
Private Consolidation Loans With Co-signer
Note: Data as of 3/31/13.
(1) Periodic Defaults for the most recent two calendar Years in Repayment are for a partial year.
(2) Numerator is the amount of principal in each cohort that defaulted in each Year in Repayment.  Denominator is the amount of disbursed principal for that Repayment Year.
Cohort Default Triangles
Disbursed Principal
Entering
Repayment Year Repayment ($m) 0 1 2 3 4 5 6 7 8 Total
2006 $249 0.0% 0.1% 0.1% 0.5% 0.6% 0.6% 0.4% 0.0% 0.0% 2.3%
2007 $675 0.0% 0.0% 0.3% 0.4% 0.6% 0.4% 0.3% 0.0% 2.0%
2008 $376 0.0% 0.1% 0.4% 0.7% 0.6% 0.5% 0.1% 2.3%
Periodic Defaults by Years in Repayment
(1),(2)
Disbursed Principal
Entering
Repayment Year Repayment ($m) 0 1 2 3 4 5 6 7 8 Total
2006 $125 0.0% 0.4% 1.0% 1.5% 1.6% 1.5% 1.0% 0.5% 0.0% 7.5%
2007 $295 0.0% 0.0% 0.9% 1.0% 1.3% 1.0% 0.8% 0.0% 5.0%
2008 $133 0.0% 0.2% 1.7% 2.1% 1.7% 1.6% 0.1% 7.2%
Periodic Defaults by Years in Repayment
(1),(2)

Note: Data as of 3/31/13.
(1) FICO scores are based on the greater of the borrower and co-borrower scores as of a date near the loan application.
(2) Periodic Defaults for the most recent two calendar Year sin Repayment are for a partial year.
(3) Numerator is the amount of principal in each cohort that defaulted in each Year in Repayment.  Denominator is the amount of disbursed principal for that Repayment Year.
Cohort Default Triangles
Disbursed Principal
Entering
Repayment Year Repayment ($m) 0 1 2 3 4 5 6 7 8 9 10 Total
2004 $8 0.0% 0.0% 0.0% 0.0% 0.0% 0.5% 0.1% 0.4% 0.0% 0.0% 0.0% 1.0%
2005 $65 0.0% 0.1% 0.8% 0.8% 1.4% 2.1% 1.1% 1.0% 0.4% 0.0% 7.8%
2006 $140 0.0% 0.7% 1.8% 4.4% 4.7% 2.4% 1.9% 1.3% 0.0% 17.4%
2007 $245 0.0% 0.6% 4.7% 6.3% 4.2% 2.7% 1.6% 0.0% 20.1%
2008 $370 0.0% 2.9% 5.9% 4.9% 3.5% 1.7% 0.0% 19.1%
2009 $399 0.0% 3.7% 4.0% 3.9% 2.0% 0.0% 13.7%
2010 $316 0.0% 3.5% 4.0% 3.7% 0.1% 11.3%
2011 $193 0.1% 3.7% 3.4% 0.1% 7.2%
2012 $105 0.0% 2.0% 0.2% 2.2%
Periodic Defaults by Years in Repayment
(2),(3)
Disbursed Principal
Entering
Repayment Year Repayment ($m) 0 1 2 3 4 5 6 7 8 9 10 Total
2004 $2 0.0% 0.0% 1.7% 1.3% 0.6% 5.4% 2.2% 3.1% 1.2% 1.2% 0.0% 16.6%
2005 $19 0.0% 1.1% 2.1% 2.6% 4.1% 6.5% 2.8% 1.4% 0.3% 0.0% 20.8%
2006 $66 0.0% 1.5% 2.7% 6.6% 6.5% 4.0% 2.6% 1.6% 0.1% 25.5%
2007 $158 0.0% 1.1% 6.0% 8.1% 4.6% 3.6% 2.1% 0.0% 25.6%
2008 $256 0.0% 3.9% 8.0% 7.2% 4.1% 2.3% 0.0% 25.6%
2009 $236 0.1% 6.9% 6.2% 6.7% 3.7% 0.0% 23.6%
2010 $153 0.2% 8.3% 6.9% 6.4% 0.1% 21.8%
2011 $89 0.2% 7.8% 7.3% 0.3% 15.6%
2012 $47 0.0% 4.9% 0.2% 5.1%
Periodic Defaults by Years in Repayment
(2),(3)

70

Note: Data as of 3/31/13.
(1) FICO scores are based on the greater of the borrower and co-borrower scores as of a date near the loan application.
(2) Periodic Defaults for the most recent two calendar Years in Repayment are for a partial year.
(3) Numerator is the amount of principal in each cohort that defaulted in each Year in Repayment.  Denominator is the amount of disbursed principal for that Repayment Year.
Career Training Loans, 670+ FICO
(1)
Cohort Default Triangles
Disbursed Principal
Entering
Repayment Year Repayment ($m) 0 1 2 3 4 5 6 7 8 9 10 11 Total
2003 $291 0.0% 0.4% 1.4% 1.6% 1.8% 1.4% 1.3% 1.0% 0.8% 0.5% 0.3% 0.0% 10.6%
2004 $383 0.0% 0.4% 1.5% 2.3% 1.8% 1.8% 1.7% 1.1% 0.8% 0.4% 0.0% 11.8%
2005 $513 0.0% 0.3% 2.2% 2.2% 2.5% 2.2% 1.5% 1.0% 0.5% 0.0% 12.3%
2006 $633 0.0% 0.4% 2.5% 3.6% 3.2% 2.2% 1.5% 0.8% 0.0% 14.1%
2007 $675 0.0% 0.5% 3.5% 3.9% 2.9% 1.8% 0.9% 0.0% 13.6%
2008 $594 0.0% 0.6% 4.2% 3.5% 2.2% 1.1% 0.0% 11.6%
2009 $186 0.0% 0.2% 1.9% 1.9% 1.0% 0.0% 5.1%
2010 $24 0.0% 0.5% 0.9% 0.4% 0.0% 1.9%
Periodic Defaults by Years in Repayment
(2),(3)

71 SLM Appendix

72 GAAP to “Core Earnings” Reconciliation

SLM student loan trust data (Debt/asset backed securities – SLM Student Loan
Trusts)
– Static pool information – Detailed portfolio stratifications by trust as of the cutoff date
– Accrued interest factors
– Quarterly distribution factors
– Historical trust performance  - monthly charge-off, delinquency, loan status, CPR, etc. by trust
– Since issued CPR – monthly CPR data by trust since issuance
SLM student loan performance by trust – Issue details
– Current and historical monthly distribution reports
– Distribution factors
– Current rates
– Prospectus for public transactions and Rule 144A transactions are available through underwriters
Additional information (Webcasts and presentations)
– Archived and historical webcasts, transcripts and investor presentations
Sallie Mae Investor Relations Website
www.salliemae.com/investors